U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2011

PRIVATE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	0-25067	87-0365673
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

Calle de la Marina 16-18, Floor 18, Suite D, 08005 Barcelona, Spain

(Address of European principal executive offices)

34-93-620-8090

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Compliance with NASDAQ Marketplace Rule 5250(c)(1)

As previously reported, on April 18, 2011 and May 19, 2011, Private Media Group, Inc. (the “Company”) was notified by The NASDAQ Stock Market stating that because the Company failed to file its Form 10-K for the year ended December 31, 2010, and Form 10-Q for the period ended March 31, 2011, on or before their respective due dates, it was not in compliance with NASDAQ Marketplace Rule 5250(c)(1), which requires that a listed company timely file periodic financial reports with the U.S. Securities and Exchange Commission as a condition to continued listing of its securities.

On June 13, 2011, the Company received a letter from the Staff advising it that based upon the filing of the delinquent Form 10-K and Form 10-Q on June 3, 2011 and June 9, 2011, respectively, the Staff determined that the Company is now in compliance with Rule 5250(c)(1), and therefore the matter is closed.

Non-Compliance with NASDAQ Rule 5605(b)(1)

As previously reported, on May 24, 2011, the Company was advised by the Staff of the NASDAQ Stock Market that if the Form 10-K and Form 10-Q were not filed by June 3, 2011, the Staff would need to send a Staff Determination Letter with regard to the Company’s failure to comply with NASDAQ Listing Rule 5605(b)(1), which rule requires its Board of Directors to have a majority of independent directors. As previously reported, the Company ceased to comply with this rule on May 12, 2011, upon the resignation of Bernt Akander, an independent director.

On June 13, 2011, the Company received a letter from the Staff of the NASDAQ Stock Market stating that due to the resignation of Bernt Akander it was no longer in compliance with Rule 5605(b)(1). The Staff further advised the Company that due to the recent non-compliance with Rule 5250(c)(1), discussed above, and the recent non-compliance with Rule 5605(b)(1), previously reported in January 2011, which was cured in February 2011 by the appointment of Bernt Akander as a director, the Company would have until July 5, 2011, to cure the deficiency caused by the resignation of Bernt Akander, rather than the longer cure period which would normally apply under Rule 5605(b)(1)(A).

The Company expects to identify and appoint a new independent director to fill the vacancy created by the resignation of Bernt Akander on or before July 5, 2011. If for any reason the Company is unable to comply with Rule 5605(b)(1) by July 5, 2011, the Staff will provide written notification (“Staff Determination”) to the Company that its Common Stock will be delisted. Any such Staff Determination would have no immediate effect on the listing of the Company’s Common Stock. In the event of a Staff Determination, the Company will request a hearing before a NASDAQ Listing Qualifications Panel to review the Staff Determination, and will endeavor to be in compliance with all applicable NASDAQ rules prior to the hearing date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE MEDIA GROUP, INC. (Registrant)

Date: June 17, 2011	/s/ Johan Gillborg
Johan Gillborg,
Chief Financial Officer

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